SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                          FIRST FEDERAL BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                                  [LETTERHEAD]






                                December 14, 2001




Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of First Federal Bancorporation to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Monday, January 14, 2002 at 2:30 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, First Federal Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ William R. Belford

                                   William R. Belford
                                   President

                          FIRST FEDERAL BANCORPORATION

                                 214 5TH STREET
                            BEMIDJI, MINNESOTA 56601
                                 (218) 751-5120
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 14, 2002
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Federal Bancorporation (the "Company") will be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Monday, January 14, 2002 at 2:30 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1. The election of two directors of the Company; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 3, 2001 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Karen Jacobson

                                 KAREN JACOBSON
                                 SECRETARY

Bemidji, Minnesota
December 14, 2001




--------------------------------------------------------------------------------
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          FIRST FEDERAL BANCORPORATION
                                 214 5TH STREET
                            BEMIDJI, MINNESOTA 56619
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 14, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancorporation (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of First Federal Bank (the "Bank"), 214 5th Street, Bemidji, Minnesota on Monday, January 14, 2002 at 2:30 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about December 14, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Karen Jacobson, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                      AND SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on December 3, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 1,264,628 shares of Common Stock issued and outstanding (as adjusted to reflect all previous stock splits in the form of stock dividends paid by the Company). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Common Stock, by each of the Company's Directors and by all directors and executive officers of the Company as a group.

NAME AND ADDRESS                                      AMOUNT AND NATURE OF             PERCENT OF SHARES OF
OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP (1)         COMMON STOCK OUTSTANDING
-------------------                                 ------------------------         ------------------------
William R. Belford
214 5th Street
Bemidji, Minnesota  56601                                  192,057   (2)                      15.19%

Ralph T. Smith
214 5th Street
Bemidji, Minnesota  56601                                  100,052   (3)                       7.91%

Walter R. Fankhanel
214 5th Street
Bemidji, Minnesota  56601                                  100,398   (4)                       7.94%

James R. Sharp
214 5th Street
Bemidji, Minnesota  56601                                   71,049   (5)                       5.62%

Martin R. Sathre
214 5th Street
Bemidji, Minnesota  56601                                   66,228   (6)                       5.24%

Dean J. Thompson
214 5th Street
Bemidji, Minnesota  56601                                   62,684   (7)                       4.96%

First Federal Bancorporation
Employee Stock Ownership Plan ("ESOP")
214 5th Street
Bemidji, Minnesota  56601                                  150,199   (8)                      11.88%

First Federal Bancorporation
Stock Option and Incentive Plan Trust
214 5th Street
Bemidji, Minnesota 56601                                   244,833   (9)                      19.36%

All directors and executive
 officers as a group (10 persons)                          707,445   (10)                     55.94%

                                                                                      (footnotes on following page)

                                       2

(footnotes for table on previous page)

____________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The beneficial ownership figures for Messrs. Smith, Fankhanel, Sharp and Sathre do not include shares held by the ESOP for which they act as trustee and as to which shares they disclaim beneficial ownership.
(2) Includes 93,517 shares which may be received pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date, 19,768 shares of Common Stock held in the ESOP and allocated to Mr. Belford and 11,925 shares of Common Stock held for the benefit of Mr. Belford in the Employee's Retirement Plan. Also includes 13,940 shares held in the Grantor Trust, as to which Mr. Belford has shared voting power with the other Directors.
(3) Includes 2,250 shares held in family trusts, 23,562 shares owned by Mr. Smith's spouse, 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date, and 14,175 shares held in Mr. Smith's IRA. Also includes 7,981 shares held in the Grantor Trust, as to which Mr. Smith has shared voting power with the other Directors.
(4) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date, 12,673 shares owned by Mr. Fankhanel's spouse, and 16,335 shares held in Mr. Fankhanel's IRA account. Also includes 23,476 shares held in the Grantor Trust, as to which Mr. Fankhanel has shared voting power with the other Directors.
(5) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date, 5,562 shares held in Mr. Sharp's IRA and 5,625 shares held by Mr. Sharp's spouse. Also includes 23,476 shares held in the Grantor Trust as to which Mr. Sharp has shared voting power with the other Directors.
(6) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date.
(7) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date and 2,250 shares held by Mr. Thompson's spouse. Also includes 9,125 shares held in the Grantor Trust as to which Mr. Thompson has shared voting power with the other Directors.
(8) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Smith, Sathre, Fankhanel and Sharp, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion. As of the Record Date, 103,624 shares had been allocated, and 46,575 were unallocated.
(9) These shares are held in a trust account for future issuance to option holders upon their exercise of stock options for Company Common Stock under the First Federal Bancorporation Stock Option and Incentive Plan (the "Option Plan"). The trustees for this trust are the same as the ESOP trustees. The shares held in the Option Plan trust are voted in the same way that unallocated ESOP shares are voted.
(10) Includes 105,376 shares held by the First Federal Banking & Savings, FSB Grantor Trust (the "Grantor Trust"), the beneficiaries of which are certain directors and executive officers. The beneficiaries have neither voting nor dispositive power with respect to these shares. Includes 268,762 shares pursuant to vested options exercisable within 60 days of the Record Date and held by the individuals included in the group. Does not include the unallocated shares held by the ESOP trust or the shares held by the Option Plan Trust. For more information, see the footnotes above.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

     The Company's Board of Directors consists of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring in 2005. The Board of Directors has nominated Martin
R. Sathre and Dean J. Thompson to serve as directors for a three-year period. Both nominees are currently members of the Board. Under Minnesota law and the Company's Articles of Incorporation, directors are elected by a majority of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1994 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                   YEAR FIRST
                                              AGE AT                 ELECTED                CURRENT
                                           SEPTEMBER 30,           AS DIRECTOR               TERM
          NAME                                 2001                OF THE BANK             TO EXPIRE
          ----                               --------              -----------             ---------

                                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005

         Martin R. Sathre                       76                    1962                    2002
         Dean J. Thompson                       45                    1994                    2002


                                             DIRECTORS CONTINUING IN OFFICE

         Walter R. Fankhanel                    64                    1975                    2003
         James R. Sharp                         66                    1980                    2003
         Ralph T. Smith                         67                    1966                    2004
         William R. Belford                     53                    1987                    2004

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     MARTIN R. SATHRE is a retired Abstracter and Title Insurance Agent for Sathre Abstracters Incorporated of Bemidji, Minnesota. Mr. Sathre is Secretary of Bemidji Development Corporation, a non-profit corporation that owns and operates a local industrial park, and was past President of the Rotary Club of Bemidji.

     DEAN J. THOMPSON is an owner of Ken K. Thompson Jewelry, a retail jeweler located in Bemidji, Minnesota. Mr. Thompson was previously on the Board of Directors of the Bemidji Area Chamber of Commerce, former Chairman of the Downtown Bemidji Business and Professional Association, and is a member of the Bemidji Jaycees, Headwaters Chapter/Ducks Unlimited, Bemidji Elks Lodge #1052, the Bemidji State University President's Club and the Bemidji Downtown Development Authority.

     WALTER R. FANKHANEL has served as General Manager of Dave Walters, Inc., a dealer of manufactured housing and also a developer of multi-family housing and has been since 1957.

     JAMES R. SHARP retired in 1993 after 34 years as a High School Teacher, Counselor and Administrator in Bemidji, Minnesota. Mr. Sharp has served as
President of the Headwaters Shrine Club, is a member of the Bemidji Town & Country Club, the AAD Temple Shrine, the Scottish Rite, the Masonic Lodge and the American Legion Club.

     RALPH T. SMITH is a life long resident of Bemidji and has been associated with Smith Law Firm P.A. of Bemidji for over 40 years. He has been a Director of First Federal since 1966 and the Chair of its Board of Directors since 1987.

     WILLIAM R. BELFORD has been President and Chief Executive Officer of the Bank since 1987. Mr. Belford has served as chairman of the Board of Directors and as Campaign Chairman of the United Way of Bemidji, as President and board member for the Joint Economic Development Commission, as Chairman and Secretary of the Savings League of Minnesota, on the Board of Directors of the Chamber of Commerce, as Treasurer and on the Board of the Visitors and Convention Bureau. Most recently, he is also serving on the Board of Directors of the Minnesota League of Savings and Community Bankers and the Joint Economic Development Commission.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                                                  AGE AT
                                              SEPTEMBER 30,
NAME                                                2001                        TITLE
----                                          --------------                    -----
Dennis M. Vorgert                                   54                          Treasurer
Karen Jacobson                                      59                          Secretary
Warren Meissner                                     51                          Vice President
Mike Sherwood                                       47                          Vice President

     The principal occupation of each executive officer of the Company for the last five years, unless otherwise stated, is set forth below.

     DENNIS M. VORGERT has served as Treasurer of the Company since its incorporation in 1994 and of the Bank since 1978. He is a member of the Bemidji Curling Club, Treasurer of the Bemidji Rotary Club, the Knights of Columbus, as well as Past member of Church Council.

     KAREN JACOBSON has served as Secretary of the Company since its incorporation in 1994, and of the Bank since 1990. Ms. Jacobson is Treasurer of the local American Heart Association and a member of the United Way Communications Committee.

     WARREN MEISSNER is Vice President/Consumer Banking Division of the Bank. Mr. Meissner is President of the Bemidji Youth Baseball, and a member of the Bemidji Sunrise Rotary, Bemidji Youth Council, American Heritage River Committee, Downtown Development Authority and DDA liaison with the Bemidji Area Arts Council.

     MIKE SHERWOOD is Vice President/Real Estate Division of the Bank. Mr. Sherwood is a member of the Headwaters Builders Association, Bemidji Board of Realtors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended September 30, 2001, the Board met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended September 30, 2001 and the total number of meetings held by committees on which he served during such fiscal year. The Board of Directors has standing Audit, Loan and Investment Committees. The full Board of Directors serves as the Compensation Committee.

     The Audit Committee consists of Directors Smith (Chairman), Sathre and Thompson. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee met once during fiscal year 2001 to examine and approve the independent audit report prepared by the independent auditors, to review and recommend the independent auditors to be engaged by the Company and to review the internal audit function and internal audit controls. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     The Company does not have a standing Nominating Committee. Under the Company's current Bylaws, the full Board acts as a Nominating Committee for selecting the management nominees for election as directors. The Nominating Committee met once during fiscal 2001.

EXECUTIVE COMPENSATION

     The following table sets forth cash and noncash compensation for the fiscal year ended September 30, 2001 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries during fiscal 2001.

                                                           ANNUAL COMPENSATION
                                                       ---------------------------                  ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR            SALARY                BONUS               COMPENSATION
---------------------------            ----            ------                -----               ------------
William R. Belford                     2001           $  141,879          $  41,941                $  19,371  (1)
Chief Executive Officer                2000              128,128             51,281                   17,967
                                       1999              122,750             30,681                   20,179

______________
(1) Includes a car allowance of $998, life insurance policy payments of $859, a profit sharing contribution of $7,914, and a supplemental executive retirement plan payment of $9,600.

     Employment Agreements. The Company and the Bank, effective April 3, 1995, entered into separate employment agreements (the "Employment Agreements") with William R. Belford (the "Executive"), President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

     The Employment Agreements provide for a term of three years, with an annual base salary of $146,000 from the Bank, and with the Company guaranteeing the Bank's obligations. On each anniversary date from the date of commencement of the Employment Agreements, the Executive's term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Boards of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Executive's death and may terminate due to the Executive's disability. The Employment Agreements are also terminable for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period.

Severance benefits payable to the Executive will be paid in a lump sum, or in installments, as he elects. If either Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will not be entitled to a continuation of his salary and benefits. In the event of the Executive's death during the term of either Employment Agreement, his estate will be entitled to receive the Executive's salary through the last day of the calendar month in which his death occurred. The Executive is able to voluntarily terminate his employment by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control (including but not limited to parachute payments the Employee receives pursuant to his employment agreement with the Company). "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of
2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreement also provides for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as in effect on the date of the change in control, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are materially different from those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Belford, assuming his termination of employment under the foregoing circumstances and based on Mr. Belford's salary through the year ended September 30, 2001, would have been approximately $499,853. In the event that the Executive prevails over the Company or the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

FISCAL YEAR-END OPTION VALUE

     The following table sets forth information concerning the value as of September 30, 2001 of options held by the Company's Chief Executive Officer. No options were exercised in fiscal 2001.

                                                 NUMBER OF                    VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                           AT FISCAL YEAR-END (1)            AT FISCAL YEAR-END (1)
                                          -----------------------           ------------------------
NAME                                     EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
----                                     -------------------------         -------------------------
William R. Belford                              93,517/-0-                        $319,827/$-0-

____________
(1) Based on an exercise price of $6.08 per share and the fair market value of the underlying Common Stock, $9.50 per share based on the market price of the Common Stock on September 30, 2001.

DIRECTOR COMPENSATION

     The Company's directors receive fees of $1,000 per monthly meeting attended. This fee includes any Executive Committee meetings. During fiscal 2001, the Company's directors' fees totaled $72,000.

     Director Retirement Plan. The Bank's Board of Directors has adopted the First Federal Banking & Savings, FSB Retirement Plan for Non-Employee Directors (the "Directors' Plan"), effective October 1, 1993, for its directors (i) who are members of the Bank's Board of Directors on or after October 1, 1993, and
(ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. A participant in the Directors' Plan will receive, on each of the three annual anniversary dates of his retirement, an amount equal to one-third of the product of his "Benefit Percentage," times his "Vested Percentage," times $6,000. A participant's "Benefit Percentage" is based on his overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than six years of service, to 33-1/3% for six to eleven years of service, to 66-2/3% for twelve to seventeen years of service, to 100% for eighteen or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant serves on the Board as a non-employee director for one or fewer years of service after the effective date of the Directors' Plan, increases to 66-2/3% if the participant completes two years of service following the plan's effective date, and becomes 100% if the participant completes three or more years of service following the plan's effective date. However, in the event a participant terminates service on the Board at or after his attainment of age 70, or due to "disability", or in the event of a "change in control" (as such terms are defined in the Directors'
Plan), the participant's Vested Percentage becomes 100% regardless of his years of service. A participant's "Vested Percentage" will also accelerate to 100% upon such participant's termination of service on the Board due to his death. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies before collecting any retirement benefits, his surviving beneficiary (or, if no surviving beneficiary, the participant's estate) will receive a lump sum payment having a present value equal to 100% of the benefits that would have been paid to the participant under the Directors' Plan if the participant had (i) terminated service on the Board on the date of his death, (ii) survived to collect the full benefits payable for retirement or disability, and (iii) a Vested Percentage equal to 100%. In the event that a participant dies after beginning to receive retirement benefits, the Bank shall pay to the participant's surviving beneficiary (or, if none, to the participant's estate) a lump sum payment having a present value equal to 100% of the aggregate remaining payments that the participant would have received had he survived to collect all retirement benefits payable under the Directors' Plan. Trust assets will be subject to the claims of the Bank's general creditors.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $634,543) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 2001, the Bank's loans to directors and executive officers totaled $1,338,069, or 10.54%, of the Bank's retained earnings at that date.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock (collectively, the "Reports") and to furnish the Company with copies of all such Reports that are filed. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received in the past fiscal year or with respect to the past fiscal year, management believes that during fiscal year 2001 all Reporting Persons have complied with these reporting requirements.


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     McGladrey & Pullen LLP, was the Company's independent certified public accounting firm for the 2001 fiscal year. McGladrey & Pullen LLP have been retained by the Board of Directors to be the Company's auditors for the 2002 fiscal year. Representatives of McGladrey & Pullen LLP are not expected to be present at the Annual Meeting.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors reports that it has:

     o Reviewed and discussed the Company's audited financial statements for the year ended September 30, 2001 with management.

     o Discussed with the Company's auditors, McGladrey & Pullen, LLP, the matters required to be discussed by Statement of Accounting Standards No. 61, "Communication with Audit Committee", as the same was in effect on the date of the Company's financial statements; and

     o Received from McGladrey & Pullen, LLP written disclosures and the letter regarding the auditor's independence as required by Independent Standards Board No. 1, "Independence Discussions with Audit Committees," and discussed with McGladrey & Pullen, LLP the auditor's independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended September 30, 2001 be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001.

                                                  MEMBERS OF THE AUDIT COMMITTEE
                                                                Martin R. Sathre
                                                                  Ralph T. Smith
                                                                Dean J. Thompson


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended September 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended September 30, 2001 were $33,750.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage McGladrey & Pullen, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2001.

ALL OTHER FEES

     For the fiscal year ended September 30, 2001, the aggregate fees paid by the Company to McGladrey & Pullen, LLP for all other services (other than audit services and financial information systems design and implementation services) were $7,530.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2001 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated in the following sentence no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than December 24, 2001. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 214 5th Street, Bemidji, Minnesota 56601, no later than August 16, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Karen Jacobson

                                     KAREN JACOBSON
                                     SECRETARY
Bemidji, Minnesota
December 14, 2001

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB OR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001 AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST FEDERAL BANCORPORATION, 214 5TH STREET, BEMIDJI, MINNESOTA 56601.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY

--------------------------------------------------------------------------------
                          FIRST FEDERAL BANCORPORATION
                               BEMIDJI, MINNESOTA
--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 14, 2002

     The undersigned hereby appoints James Sharp and Walter Fankhanel with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Federal Bancorporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of First Federal Bank, 214 5th Street, Bemidji,
Minnesota on Monday, January 14, 2002 at 2:30 p.m., and at any and all adjournments thereof, as follows:

                                                                      VOTE
                                                          FOR        WTHHELD
                                                          ---        -------

       1.     The election as directors of all
              nominees listed below (except as            [  ]        [  ]
              marked to the contrary below).

              Martin R. Sathre
              Dean J. Thompson

              INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR  ANY
              INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON
              THE LINE PROVIDED BELOW.

              ______________________________________

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE LISTED NOMINEES.


--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated December 14, 2001 and an Annual Report to Stockholders.

Dated:
       ---------------------------


--------------------------------------      ------------------------------------
  PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


--------------------------------------      ------------------------------------
   SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



     PLEASE   COMPLETE,   DATE,  SIGN  AND  MAIL  THIS  PROXY  PROMPTLY  IN  THE
ACCOMPANYING POSTAGE-PREPAID ENVELOPE.